UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

INTEGRITY MUTUAL FUNDS, INC.

(Exact name of registrant as specified in its charter)

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (701) 852-5292

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers

The Company's Chief Financial Officer and Treasurer, Heather Ackerman, provided notice to the Company on March 31, 2009 that she is resigning effective May 28, 2009 as the Chief Financial Officer and Treasurer of Integrity Mutual Funds, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRITY MUTUAL FUNDS, INC.

By:	/s/Bradley P. Wells
Bradley P. Wells
Interim CEO & President

Dated: April 2, 2009